UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 14, 2021

SEMPRA ENERGY

(Exact name of registrant as specified in its charter)

California	1-14201	33-0732627
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

488 8th Avenue, San Diego, California	92101
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (619) 696-2000

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECURITIES REGISTERED PURSUANT TO SECTION 12(b) OF THE ACT:

Title of Each Class	Trading Symbol	Name of Each Exchange on Which Registered
Sempra Energy Common Stock, without par value	SRE	NYSE
Sempra Energy 6.75% Mandatory Convertible Preferred Stock, Series B, $100 liquidation preference	SREPRB	NYSE
Sempra Energy 5.75% Junior Subordinated Notes Due 2079, $25 par value	SREA	NYSE

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR 240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events

On December 1, 2020, Sempra Energy (“Sempra”) announced its intention to launch an exchange offer to acquire all of the issued and outstanding ordinary, nominative shares, of a single-series, no par value (the “ordinary shares”) of Infraestructura Energética Nova, S.A.B. de C.V. (“IEnova”) not owned directly or indirectly by Sempra. In connection with the exchange offer, on April 14, 2021, IEnova published a current report (evento relevante) announcing the opinion issued by IEnova’s board of directors (the “IEnova Board”) with respect to the exchange offer.

Upon receipt and review of (i) the letter dated April 12, 2021 (the “Final Offer Letter”) from Sempra to the Corporate Practices Committee of the IEnova Board (the “Corporate Practices Committee”) by means of which Sempra conveyed its intention to conduct the exchange offer at an exchange ratio of 0.0323 shares of Sempra common stock for each IEnova ordinary share (the “Exchange Ratio”), and (ii) the recommendation dated April 14, 2021 of the Corporate Practices Committee, which recommendation was based, among other factors, on an opinion dated April 14, 2021 issued by J.P. Morgan Securities LLC, as independent financial advisor to the Corporate Practices Committee, the IEnova Board issued an opinion dated April 14, 2021, pursuant to which the IEnova Board concluded that the total consideration to be offered to all holders of IEnova ordinary shares in the form of shares of Sempra common stock as a result of the application of the Exchange Ratio established in the Final Offer Letter is, as of the date of such opinion, fair from a financial point of view. The IEnova Board evaluated the equity consideration proposed by Sempra by applying the Exchange Ratio and taking into account the prevailing market price of Sempra common stock and the Ps./U.S.$ exchange rate as of the close of market on April 13, 2021. Certain members of the IEnova Board, including its Chairman, one member of the Corporate Practices Committee and its Chief Executive Officer, informed the IEnova Board of the existence of conflicts of interest and abstained from deliberating and voting at the meetings of the Corporate Practices Committee and the IEnova Board at which the recommendation of the Corporate Practices Committee and the opinion of the IEnova Board were issued, and the independent members of the Corporate Practices Committee and the IEnova Board that voted on the issuance of such recommendation and opinion do not have any conflict of interest. The review and evaluation of the exchange offer on behalf of IEnova and its shareholders were carried out by the independent members of the Corporate Practices Committee (who are also the independent members of the IEnova Board).

In connection with the exchange offer, Sempra has filed a preliminary prospectus and exchange offer documents (the “Mexican Offer Documents”) with the Mexican National Banking and Securities Commission (Comisión Nacional Bancaria y de Valores) (“CNBV”) and the Mexican Stock Exchange (Bolsa Mexicana de Valores) and a registration statement on Form S-4 (File No.333-252030) (the “Registration Statement” and, together with the Mexican Offer Documents, the “Offer Documents”), with the U.S. Securities and Exchange Commission (“SEC”). As described in the Offer Documents, Sempra has reserved the right to not accept for exchange any IEnova ordinary shares validly tendered into, and not withdrawn from, the exchange offer if certain conditions have not been satisfied, including declaration of effectiveness of the Registration Statement by the SEC and approval of the registration and listing of Sempra common stock and the exchange offer by the CNBV and the Mexican Stock Exchange. The descriptions of the IEnova Board opinion and the transactions discussed herein are not complete and are qualified in their entirety by reference to the Offer Documents.

THE EXCHANGE OFFER DESCRIBED IN THIS REPORT HAS NOT COMMENCED. IENOVA SHAREHOLDERS SHOULD NOT TENDER THEIR ORDINARY SHARES UNTIL THE EXCHANGE OFFER DESCRIBED HEREIN HAS COMMENCED, AND SHOULD ONLY DO SO AFTER CAREFULLY CONSIDERING ALL INFORMATION INCLUDED IN THE OFFER DOCUMENTS, INCLUDING THE FINAL PROSPECTUS FORMING A PART OF THE REGISTRATION STATEMENT.

Additional Information and Where to Find It

The proposed exchange offer will be submitted to shareholders of IEnova for their consideration. In connection with the proposed exchange offer, Sempra has filed the Registration Statement with the SEC, which includes a prospectus relating to the offer and sale of the Sempra common stock to be issued in the exchange offer, and has filed a prospectus and registration statement offering memorandum with the Mexican National Banking and Securities Commission (Comisión Nacional Bancaria y de Valores) (CNBV). Shareholders are urged to read the Offer Documents carefully and in their entirety, along with any other relevant documents or materials filed or to be filed with the SEC or the CNBV in connection with the proposed exchange offer or incorporated by reference in the Offer Documents, because they contain important information about the proposed exchange offer and the parties thereto. The Offer Documents and other documents are available free of charge at the SEC’s internet website, www.sec.gov, and on the CNBV’s website at www.gob.mx/cnbv. The Offer Documents and other pertinent documents may also be obtained free of charge by directing a written request to Sempra, Attn: Corporate Secretary, at 488 8th Avenue, San Diego, California 92101.

Neither this report nor the information contained herein shall constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities in the United States or Mexico will be made except pursuant to an effective registration statement and by means of the prospectus included in such registration statement and the related materials filed with the SEC and the CNBV. The securities discussed herein will not be offered or acquired until the CNBV has authorized the proposed exchange offer, as provided for in the Mexican Securities Act (Ley del Mercado de Valores), and the SEC has declared effective the Registration Statement related to the proposed exchange offer that has been filed.

Certain Information Concerning Participants

Sempra and its directors, executive officers and other members of management and employees may be deemed to be participants in the solicitation of tenders of securities in connection with the proposed exchange offer. Information about Sempra’s directors and executive officers is included or incorporated by reference in its Annual Report on Form 10-K for the year ended December 31, 2020 filed with the SEC on February 25, 2021.

Forward-Looking Statements

This report contains statements that constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements are based on assumptions with respect to the future, involve risks and uncertainties, and are not guarantees. Future results may differ materially from those expressed in any forward-looking statements. These forward-looking statements represent our estimates and assumptions only as of the date of this report. We assume no obligation to update or revise any forward-looking statement as a result of new information, future events or other factors.

Forward-looking statements in this report include any statements regarding the ability to complete the proposed transactions described herein on the anticipated timeline or at all, the anticipated benefits of these transactions if completed, the projected impact of these transactions on Sempra’s performance or opportunities, and any other statements regarding Sempra’s expectations, beliefs, plans, objectives or prospects or future performance or financial condition as a result of or in connection with these transactions. In this report, forward-looking statements can be identified by words such as “believes,” “expects,” “anticipates,” “plans,” “estimates,” “projects,” “forecasts,” “should,” “could,” “would,” “will,” “confident,” “may,” “can,” “potential,” “possible,” “proposed,” “in process,” “under construction,” “in development,” “target,” “outlook,” “maintain,” “continue,” or similar expressions, or when we discuss our guidance, priorities, strategy, goals, vision, mission, opportunities, projections, intentions or expectations.

Factors, among others, that could cause our actual results and future actions to differ materially from those described in any forward-looking statements include risks and uncertainties relating to: the timing of the proposed transactions described herein; the ability to satisfy the conditions to closing these transactions; the ability to obtain regulatory approvals necessary to complete these transactions; the ability to achieve the anticipated benefits of these transactions; the effect of this communication on Sempra’s or IEnova’s stock prices; transaction costs; the diversion of management time on transaction-related issues; the effects on these transactions of industry, market, economic, political or regulatory conditions outside of Sempra’s control; the effects on these transactions of disruptions to Sempra’s or IEnova’s respective businesses; California wildfires, including the risks that we may be found liable for damages regardless of fault and that we may not be able to recover costs from insurance, the wildfire fund established by California Assembly Bill 1054 or in rates from customers; decisions, investigations, regulations, issuances or revocations of permits and other authorizations, renewals of franchises, and other actions by (i) the Comisión Federal de Electricidad, California Public Utilities Commission (CPUC), U.S. Department of Energy, Public Utility Commission of Texas, and other regulatory and governmental bodies and (ii) states, counties, cities and other jurisdictions in the U.S., Mexico and other countries in which we do business; the success of business development efforts, construction projects and major acquisitions and divestitures, including risks in (i) the ability to make a final investment decision, (ii) completing construction projects or other transactions on schedule and budget, (iii) the ability to realize anticipated benefits from any of these efforts if completed, and (iv) obtaining the consent of partners or other third parties; the resolution of civil and criminal litigation, regulatory inquiries, investigations and proceedings, and arbitrations, including, among others, those related to the natural gas leak at Southern California Gas Company’s (SoCalGas) Aliso Canyon natural gas storage facility; the impact of the COVID-19 pandemic on our capital projects, regulatory approval processes, supply chain, liquidity and execution of operations; actions by credit rating agencies to downgrade our credit ratings or to place those ratings on negative outlook and our ability to borrow on favorable terms and meet our substantial debt service obligations; moves to reduce or eliminate reliance on natural gas and the impact of volatility of oil prices on our businesses and development projects; weather, natural disasters, pandemics, accidents, equipment failures, explosions, acts of terrorism, computer system outages and other events that disrupt our operations, damage our facilities and systems, cause the release of harmful materials, cause fires and subject us to liability for property damage or personal injuries, fines and penalties, some of which may not be covered by insurance (including costs in excess of applicable policy limits), may be disputed by insurers or may otherwise not be recoverable through regulatory mechanisms or may impact our ability to obtain satisfactory levels of affordable insurance; the availability of electric power and natural gas and natural gas storage capacity, including disruptions caused by failures in the transmission grid, limitations on the withdrawal of natural gas from storage facilities, and equipment failures; cybersecurity threats to the energy grid, storage and pipeline infrastructure, the information and systems used to operate our businesses, and the confidentiality of our proprietary information and the personal information of our customers and employees; expropriation of assets, failure of foreign governments and state-owned entities to honor their contracts, and property disputes; the impact at San Diego Gas & Electric Company (SDG&E) on competitive customer rates and reliability due to the growth in distributed and local power generation, including from departing retail load resulting from customers transferring to Direct Access and Community Choice Aggregation, and the risk of nonrecovery for stranded assets and contractual obligations; Oncor Electric Delivery Company LLC’s (Oncor) ability to eliminate or reduce its quarterly dividends due to regulatory and governance requirements and commitments, including by actions of Oncor’s independent directors or a minority member director; volatility in foreign currency exchange and interest and inflation rates and commodity prices and our ability to effectively hedge these risks; changes in tax and trade policies, laws and regulations, including tariffs and revisions to international trade agreements that may increase our costs, reduce our competitiveness, or impair our ability to resolve trade disputes; and other uncertainties, some of which may be difficult to predict and are beyond our control.

These risks and uncertainties are further discussed in the reports that Sempra has filed with the SEC. These reports are available through the EDGAR system free-of-charge on the SEC’s website, www.sec.gov, and on Sempra’s website, www.sempra.com. Investors should not rely unduly on any forward-looking statements.

Sempra North American Infrastructure, Sempra LNG, Sempra Mexico, Sempra Texas Utilities, Oncor and IEnova are not the same companies as the California utilities, SDG&E or SoCalGas, and Sempra North American Infrastructure, Sempra LNG, Sempra Mexico, Sempra Texas Utilities, Oncor and IEnova are not regulated by the CPUC.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 14, 2021	SEMPRA ENERGY (Registrant)

	By:	/s/ Peter R. Wall
Peter R. Wall
Senior Vice President, Controller and Chief Accounting Officer